Exhibit 99.3

April 2026

Disclaimer

This presentation has been prepared by Senseonics Holdings, Inc. (the "Company," "Senseonics," "we," "us") and is made for informational purposes only. The information set forth herein does not purport to be complete or to contain all of the information you may desire. Any statements in this presentation about future expectations, plans and prospects for Senseonics and its business, including statements regarding preliminary financial results, statements regarding the expected amendment of the Company's existing credit facility with Hercules, expectations for future financial or other performance including projected revenue, gross margin, earnings and EBITDA growth, statements regarding plans, objectives and goals for future operations, statements about the future growth of Eversense® products, statements regarding planned initiatives, investments or marketing or other programs of Senseonics, statements regarding progress and timing of collaboration and rate of adoption or growth with respect to Eversense, or its patients and providers, or the potential to enhance patient outcomes, statements regarding increasing patient access, adoption and market share, and the future growth of the CGM market, statements regarding advancing development programs and potential regulatory events, approvals and availability and the attributes of future products, including launch timing of Gemini and Freedom, features and integrations, and other statements containing the words "believe," "expect," "intend," "may," "projects," "will," "planned" and similar expressions constitute forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on management's current expectations and projections about future events, and such statements are, by their nature subject to risk and uncertainties. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including uncertainties inherent in: the finalization of the Company's financial statements for the quarter ended March 31, 2026 and the review of such financial statements by the Company's independent registered public accounting firm; the finalization and execution of definitive agreements for the amendment of the Hercules loan facility; the satisfaction of conditions for, closing of transactions related to, and assumption of European commercial responsibility for Eversense from Ascensia and the continued transition of commercial responsibility and buildout of those functions at Senseonics; insurer, regulatory, tender authority, and administrative processes and decisions; the development and registration and roll-out of new technology and solutions; coordination with health systems, health authorities, and new collaboration partners and third parties; the ongoing commercialization of the Eversense product and the expansion of the Eversense product and Senseonics' and its partners' activities; the current economic and regulatory/political environment, including the effects of tariffs; and such other factors as are set forth in the "Risk Factors" detailed in Senseonics' Annual Report on Form 10-K for the year ended December 31, 2025, as filed with the SEC, and Senseonics' other filings with the SEC under the heading "Risk Factors." In addition, the forward-looking statements included in this presentation represent Senseonics' views as of the date hereof and the delivery of this presentation at any time shall not under any circumstances create an implication that the information contained herein is correct as of any time after such date. Senseonics anticipates that subsequent events and developments will cause Senseonics' views to change. However, while Senseonics may elect to update these forward-looking statements at some point in the future, Senseonics specifically disclaims any obligation to do so except as required by law. This presentation also presents management's goals and vision for Senseonics development programs, including without limitation the Gemini and Freedom development programs. These products are not approved by the FDA and the Freedom product is not subject to an IDE or other investigational approval. Plans, timing, specifications and other details of these programs are subject to change based on the factors above. The forward-looking statements in this presentation should not be relied upon as representing Senseonics' views as of any date subsequent to the date hereof.

This presentation shall not constitute an offer to sell, or the solicitation of an offer to buy, any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful. You agree to keep any information provided herein confidential and not to disclose any of the information to any other parties without prior express written permission of the Company. Neither the information contained in this presentation, nor any further information made available by the Company or any of its affiliates or employees, directors, representatives, officers, agents or advisers in connection with the presentation will form the basis of, or be construed as, a contract or any other legal obligation.

About Eversense

The Eversense® Continuous Glucose Monitoring (CGM) Systems are indicated for continually measuring glucose levels for up to 365 days for Eversense® 365 and 180 days for Eversense® E3 in persons with diabetes age 18 and older. The systems are indicated for use to replace fingerstick blood glucose (BG) measurements for diabetes treatment decisions. Fingerstick BG measurements are still required for calibration primarily one time per week after day 14 for Eversense® 365 and one time per day after day 21 for Eversense®E3, and when symptoms do not match CGM information or when taking medications of the tetracycline class. The sensor insertion and removal procedures are performed by a healthcare provider. The Eversense CGM Systems are prescription devices; patients should talk to their healthcare provider to learn more. For important safety information, see https://www.eversensediabetes.com/safety-info/.

Senseonics.
3

Investment Highlights

Disruptive Potential
Addressing key patient pain points in a large, growing and underpenetrated CGM market

- ✓ $13.5bn global CGM market size in 2025*
- ✓ #1 longevity and #1 survivability

Fully Integrated Capabilities
Unlocking operational efficiencies, commercial potential and financial benefits

- ✓ A new level of control and agility
- ✓ Topline accretion and margin expansion

Focused Strategy
Executing a clear growth strategy focused on awareness, access, scale and retention

- ✓ 2026 – an important year for execution
- ✓ Balance sheet supports investment

Commercial Momentum
Initiatives and investments are delivering results, validating our strategy and ambition

- ✓ 103% new patient growth in the U.S. in 2025 over 2024
- ✓ 86% increase in Prescribers in 2025 over 2024

Clear Roadmap
Building a sustainable financial profile and shaping the future of diabetes

- ✓ Goal to breakeven and profitability
- ✓ Robust pipeline: Gemini and Freedom

Senseonics.

*Medtech Market Intelligence Report: CGM Market – Mass Device (October 2025).

4

Preliminary Q1 2026 Financials & Key Updates

Preliminary Q1 2026 Financial Information*	
Revenue	$11.7M
Gross Profit	$6.4M
Gross Margin	54%
Net Loss	($31M – $33M)
Cash (as of 3/31/26)	$64.6M

HERCULES LOAN AMENDMENT**

- Immediately Available to Draw: $20M[1]
- PF Debt Outstanding: $55M
- Additional Tranches Available: Up to $85M
- Total Commitment: Up to $140M

EXECUTING PARTNERSHIP WITH SEQUEL (Apr. 2025)

- Enables real-time readings from Eversense® to be received by the twiist™ pump

ABBOTT INVESTMENT (May 2025)

- Invested ~$20M to own ~4.99% of SENS common shares in May 2025 private placement
- Provides strategic validation with progress toward pipeline products

REGAINED EVERSENSE COMMERCIAL CONTROL (Jan. 2026)

- Full control of resourcing and strategic direction with no revenue share
- U.S. transition complete; EU expected in Q2***

INITIATED EU COMMERCIAL LAUNCH OF EVERSENSE 365 (Apr. 2026)

- Available to initial patients in Sweden, with launches expected in Germany, Spain and Italy during the coming weeks as part of a phased roll out

~~1. $10M is subject to raising $50M of additional cash proceeds.~~

*These numbers are preliminary estimates, based on information currently available to management, have not been reviewed by our independent registered public accounting firm and may vary from our actual reported financial statements as of and for the quarter ended March 31, 2026. ** Subject to finalization and execution of definitive amendment to Hercules loan facility, expected in May 2026. *** EU transition subject to closing of Ascensia European transactions. The preliminary financial information presented herein should not be viewed as a substitute for full financial statements prepared in accordance with GAAP and reviewed by the Company's independent registered public accounting firm.

Senseonics.
5

The CGM Market is Primed for Growth and Disruption

Large and growing market currently dominated by similar products with significant drawbacks

The market remains significantly **underpenetrated**

Significant **untapped opportunity** to expand market share and drive revenue growth

Senseonics is pioneering a completely new product category in long-term and fully-implantable CGMs

$13.5bn

2025 global CGM market*

38%

of eligible US patients utilize CGM**



<1%
Senseonics
34.9%
Dexcom
2024 CGM
Revenues
56.2%
Abbott
8.7%
Medtronic

Global CGM Market Size



~↑ 20% CAGR
Revenue in Billions ($)
15
10
5
0
$5.5
$7.1
$8.1
$9.8
$11.6
$13.5
2020
2021
2022
2023
2024
2025E



Common CGM Frustrations

- Sensor lifetime
- Early failures
- Accuracy issues
- Wasted sensors
- Skin irritation
- Compression lows
- Alarm fatigue

*Medtech Market Intelligence Report: CGM Market – Mass Device (October 2025)
**Market sizing sources on this slide are derived from sources on file at Senseonics

Senseonics.
6

One Year. One CGM.

eversense. 365
Continuous Glucose Monitoring System

The world's first and only One Year CGM system.



- Longest Lasting CGM
- Industry-Leading Survivability
- Exceptional Accuracy
- No More Wasted Sensors
- Minimal Skin Irritation
- Reduced compression lows

Gaining momentum…

103%

new patient growth in 2025 in the U.S. over the prior year

…by delivering value

Empowering **patients** with more autonomy, flexibility, and convenience

Enabling **HCPs** to make treatment decisions with greater clinical confidence

Product claims on this slide are derived from sources on file at Senseonics and user manuals of competitor products

7

A Better Solution for Optimal Patient Care

PATIENTS

Empowering Patients to Live a Life Uninterrupted


1YR

Longest Lasting CGM
The only CGM that lasts for a year, while traditional 10–15-day CGMs often fail early*



No More Wasted CGMs Removable smart transmitter can be taken off when needed. If the transmitter gets knocked off, simply put it back on without wasting a CGM


LOW

Alerts You Can trust
Exceptional accuracy for one year, with almost no false alerts from sleeping on your CGM at night*



Maximum Comfort
Our gentle, silicone-based adhesives are changed daily and cause almost no skin reactions

PROVIDERS

Enabling Confident Clinical Decisions


December

One CGM. One Year of Minimal Disruptions
The longest lasting and most dependable CGM


109

Exceptional Accuracy Over One Year
The most accurate CGM in the hypoglycemic range and essentially no compression lows*



Designed for Improved Quality of Life
No more frequent CGM changes and wasted sensors



Reduced calibration comparable to competitive product switches but better since no sensor reset

Senseonics.

*Sources on file at Senseonics.

8

365 Days of Uninterrupted Glucose Data Patients Can Rely On

		Dexcom G7 15 DAY [2]	Libre 3 PLUS [3]	Eversense 365 [1]	Eversense Benefit
Data Disruptions	Sensor Lifetime	15 days	15 days	365 days	One year of minimal disruptions[1-3]
	Sensor Survivability Rate	73.9%	83.1% Adults 76.8% Peds	90%	Most dependable CGM[1-3]
Accuracy	Compression Lows	Yes	Yes	Virtually none	Essentially no compression lows[4] while sleeping
	Accuracy in Low Glucose Ranges <54mg/dL (MAD in mg/dL)	12.5	15.5	7.7	Most accurate in low glucose ranges[1-3]
Self-Management	CGM Changes Per Year	36	24	1	Longest lasting CGM[1-3]
	Low Glucose Events Detected (at 60 mg/dL)	Low glucose events detected (from 76%)	76%	91%	The most dependable predictive alerts[1–2]
	On-body Vibration Alerts	✗	✗	✓	Patient discretion & alerts when phone is out of reach
	Removable* Smart Transmitter	✗	✗	✓	No more wasted CGMs
	Adhesive	Acrylic Based	Acrylic Based	Silicone Based	Maximum comfort with almost no skin reactions

*there is no data generated when the transmitter is removed.

1. Senseonics. (2026) Eversense 365 Continuous Glucose Monitoring System User Guide. LBL-7702-01-001
2. FDA 510K Decision Summary – Dexcom G7 15 Day
3. FDA 510K Decision Summary – Abbott Libre 3 plus
4. Christiansen MP et al. A Prospective Multicenter Evaluation of the Accuracy of a Novel Implanted Continuous Glucose Sensor: PRECISE II. DIABETES TECHNOLOGY & THERAPEUTICS 2018; 20(3):197-206

Senseonics.
9

Addressing Patient Unmet Needs

Insights from patients and practitioners showcase product differentiation and real-life benefits.

90% of new patients now coming from competitors



10%
are new to CGM
50%
switch from Dexcom
New Eversense Users
38%
switch from Libre (Abbott)
2%
switch from Medtronic

I'll never go back to other CGMs

Fits into my lifestyle

Best move I've made

I recommended it to my HCP, now she's a prescriber

Total game changer

Best CGM I've ever used

Accuracy is great

Keeps getting better

Most reliable

Removable for convenience

So easy to manage

No more adhesive allergies

Going on year 2

Really decreases the burden

Senseonics.
10

Eversense US Patient Profiles

Capturing New Users and Switching Other CGM Users

New Users by Diabetes Type


24%
Type 1
76%
Type 2

9/10 of our US patients switched from other CGM solutions


~10%
New CGM
User
~90%
Switched to Eversense
50% Dexcom
38% Libre
2% Medtronic

Target patient profiles

- Dissatisfied with Current CGM
- New to CGM
- Type 1 and Type 2

Top preferred features of existing users

- Accuracy
- Sensor Life
- Implantable Convenienced

Senseonics.
11

Channel CONVERSION FUNNEL

Focus on generating high-quality leads, increasing reachability, efficient conversion

DTC Channel

(~55% of Shipments)

Core Role:

- Broaden awareness of Eversense

Structural Reality

- High inbound demand exists
- Channel driven by DTC investment
- Growth moderated by mid-funnel conversion

Primary Levers

- Accelerate speed-to-lead and reachability
- Increase workable-to-opportunity conversion
- Advance AI-enabled nurturing and outbound
- Improve scheduling and reimbursement friction

Implication

- Small improvements in mid-funnel conversion drive shipment lift.



DTC= Web / Social Traffic
HCP= Target Accounts
Leads Submitted
*Direct lead entry & direct HCP referral
Workable Leads
*Lead filtering: eligibility & coverage
Reached
*Contact via SMS, email, live
Convert to Opportunity
*Pipeline nurturing
Convert to Shipments

Health Care Professional (HCP) Channel

(~45% of Shipments)

Core Role:

- Strategic expansion & long-term positioning

Structural Reality

- Underpenetrated prescriber base
- Referral driven, more durable demand
- Dependent on office activation & support

Primary Levers

- Expand targeted HCP coverage
- Increase office activation & referrals
- Enhance field & clinical support
- Grow EON inserter network

Implication

- HCP growth expands professional awareness and growth.

Senseonics. 12

Early Execution and Momentum

Our commercial strategy delivered results in 2025; a solid foundation to accelerate growth.

New Patient Growth


271%
122%
2024
2025
HCP
DTC

Inserter Growth


880%
20%
2024
2025
External
Eon Care

Prescriber Growth


>1000
new
prescribers
2024
2025
Existing
New in 2025

Covered Lives


300m
covered
lives
Covered
Non-covered

Senseonics.
13

Strong and Expanding Reimbursement

Access for over 300 million lives

Broad **Commercial** and **Medicare** coverage for both **Product and Procedure**

In January 2026, CMS updated the physician fee schedule to include a 9% - 14% price increase for Eversense CPT codes.

aetna

EmblemHealth

BlueCross BlueShield Federal Employee Program

Florida Blue

Cigna

HCSC Health Care Service Corporation

Humana

blue california

Blue Cross of Idaho

BlueCross BlueShield

HIGHMARK

Harvard Pilgrim Health Care

CareFirst BlueCross BlueShield

hmsa

Horizon

Horizon NJ Health

TRICARE

U.S. Department of Veterans Affairs

AmeriHealth

Excellus

BlueCross BlueShield Arizona

Independence

Medicare

Elevance Health

United Healthcare

Senseonics

14

T erri t or y M anagers As s ocia t e T erritor y M an a ge rs R egional C lini c al M anagers Area M anagers

EON *Care*: Expanding Access

A purpose-built subsidiary delivering mobile insertions to improve patient access nationwide

Extends reach to untapped patients — Enables prescriber-only physicians* — Boosts field-sales efficiency — Centralized scheduling & patient training — Reimbursable and self-funding

Our priorities:

1. Activate More Inserters

We expect to more than double the number of Eon providers in 2026

Future Growth Accelerators

- EON expansion of **50+ new providers** over next 12 months
- **Recruitment partner contracted** – acceleration well underway

2. Commercial Optimization

Leaning into EON for growth

SCALE: EON is <10% of all inserters but now **handles ~25% of insertions**

**Some HCPs prefer to prescribe only. EON Care enables all types of providers to offer Eversense access to their patients. Eon goals subject to continued expansion.*

Senseonics 16

Growth Initiatives and Investments

We are focused on executing our strategy to unlock the potential of Eversense 365.

1 Awareness

DTC marketing

HCP marketing

Optimize targeting and product positioning

2 Access

Expand and optimize inserter network (inc. EON Care strategy)

Further expand coverage

Enhance Patient affordability

3 Penetration

Expand commercial team and capacity

Refocus approach to the European market

AID* market entry

4 Retention

Evolve onboarding process

Enhance user experience

Provide proactive support, with focus on renewals

Supported by improved operational control and financial firepower – up to $100m debt facility**

Encouraged by recent commercial momentum and focused strategy

*Automated insulin delivery systems. **Pending amendment to Hercules loan facility that would increase total borrowing capacity to up to $140 million.*

Senseonics. 17

Portfolio Overview, Targets & Potential Catalysts

	2026	2027	2028
Eversense® 365 *World's first one-year sensor*	EU Launch & First AID Integration Twiist Pump Launch		
Gemini *One-year sensor with battery for continuous and optional point-in-time reading*	Clinical & Regulatory Milestones Clinical Trial Start And FDA Submission	Commercial Launch	
Freedom *No transmitter included in the System. Direct communication between sensor and handheld*		Clinical & Regulatory Milestones Clinical Trial Start And FDA Submission	Commercial Launch

Planned Connectivity Updates

- **BGM Connectivity** Direct communication with Bluetooth enabled blood glucose meters
- **Further Pump Integration** Sensor augments pump, planning additional pump partnerships
- **Pump AID** CGM controls pump

Senseonics.

Note: Gemini and Freedom rows represent target milestones.
Programs in development (Gemini and Freedom). Product attributes, specifications, and development timelines subject to risks and uncertainties. For more information, see "Risk Factors" in our Annual Report on Form 10-K for the year ended December 31, 2025 and our subsequent filings with the SEC..

18

Gemini System

Autonomous Sensor Testing with Data Processing Capacity Enabling 2 Products from 1 Platform

Technology Enhanced 365 sensor with integrated battery; updated algorithm

Use Cases Full year use with 1 sensor and 1 cal/week

Two unique products:



CGM with transmitter



Standalone therapeutic FGM* without transmitter


Freedom
Sensor under
the skin

Target Intensively managed patients who want better control

+ All insulin-using patients

+ Non-insulin patients

Senseonics.

*FGM: Flash Glucose Monitoring.
Program in development. Product attributes, specifications, and development timelines subject to risks and uncertainties. For more information, see "Risk Factors" in our Annual Report on Form 10-K for the year ended December 31, 2025 and our subsequent filings with the SEC

19

Freedom System

Elimination Of Transmitter By Incorporating Bluetooth In The Sensor



Technology

Enhanced 365 sensor with integrated battery and **Bluetooth communication**; updated algorithm

Use Case

Full year use with 1 sensor and 1 cal/week

No transmitter included in the System

Direct communication between sensor and handheld

Target

Intensively managed patients who want better control

+ All insulin-using patients

+ Non-insulin patients

Senseonics.

Program in development. Product attributes, specifications, and development timelines subject to risks and uncertainties. For more information, see "Risk Factors" in our Annual Report on Form 10-K for the year ended December 31, 2025 and our subsequent filings with the SEC.

20

Freedom Positioned to Remove the Adoption Ceiling

MARKET CONSTRAINT	STEP-CHANGE SOLUTION	WHY IT MATTERS
• CGM adoption capped by daily on-body burden • Visibility, skin issues, alarms persist despite control • Research shows QoL relief remains unmet	• 1-Year Implantable CGM • **NO TRANSMITTER** removes the single biggest barrier • Would leapfrog competitive offerings as the first CGM to remove the on-body transmitter	• To broaden appeal beyond the current Eversense 365 user base • To reduce behavioral and emotional barriers to long-term use • To position implantable CGM as lower burden, not higher commitment

Freedom expected to remove the adoption ceiling identified across CGM; shifting implantable CGM from differentiated alternative to scalable preference.



Senseonics.

Program in development. Step-change solutions, product attributes, anticipated benefits and development timelines subject to risks and uncertainties. Summary of directional qualitative 2025 research insights Phase 1&2 qualitative research (PWDs and HCPs); quantitative validation underway to assess relative adoption propensity by PWD type (results March 2026).

21

Reactions to Freedom

Verbatim

"[Freedom] is more appealing: simpler, no transmitter … could improve adoption once available"
Endo

"**Big game changer** … removing charging and swiping entirely"
Nurse

Removing the external transmitter **resolves Gemini's hybrid-mode limitations**"
Endo

"**Phenomenal** … removing the external transmitter resolves Gemini's limitations"
Endo

"the removal of the on-arm transmitter … **takes another piece out of the equation**"
Nurse

"That would make us more likely to use it – just look at your phone … no charging"
PWD – T1D, Eversense User

"Would **prefer this** – solves for the transmitter falling off and charging … **feels this would justify** the additional price"
PWD – T2D, FSL 3+ User

Senseonics. *Source: Qual Research 1 September 20Rd25.* 22

Senseonics Regains Eversense Commercial Control

- Full control of resourcing and strategic direction
- U.S. transition complete; European target Q2 2026
- Brian Hansen assumed role as Senseonics Chief Commercial Officer and continues to lead the commercial organization
- European transition services during handover
- Eliminated revenue share, SENS assumed costs effective 1/1/26
- Purchase price is predominantly inventory repurchase

Senseonics.
23

New Strategic Partnership with Sequel Diabetes

First Automated Insulin Delivery Partnership Launching Integration

- **Commercial development agreement announced in April 2025**
- **Partnership enables real-time readings from Eversense® to be received by the twiist™ pump**
- **Readings used in the Loop algorithm automatically adjust insulin delivery and predict future glucose levels**


eversense 365
+
twiist

Eversense 365 expected to provide the longevity, continuity, and accuracy essential for AID systems

Senseonics
24

Financial Snapshot

Financials

	Prelim. Q1 2026*	Q1 2025	FY 2025	FY 2024
Revenue	$11.7M	$6.3M	$35.3M	$22.5M
Gross Profit	$6.4M	$1.5M	$15.8M	$0.5M
Net Loss	($31M – $33M)	($14.3M)	($69.1M)	(78.6M)
Cash (as of 3/31/26)	$64.6M			

Capitalization

Basic Shares (as of 3/31/26)	41.8M
PHC Pre-funded Warrants	4.2M
Warrants (Shares / WA Strike Price)	2.4M / $7.40
Options (Shares / WA Strike Price)	1.7M / $21.77
RSUs	1.0M

Senseonics.

*These numbers are preliminary estimates, based on information currently available to management, have not been reviewed by our independent registered public accounting firm and may vary from our actual reported financial statements as of and for the quarter ended March 31, 2026 The preliminary financial information presented herein should not be viewed as a substitute for full financial statements prepared in accordance with GAAP and reviewed by the Company's independent registered public accounting firm.

26

Unlock i ng poten t ial . Accelerating growth.